Goodwill and Intangible Assets, Net - Schedule of Estimated Amortization Expense of Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
2014	$ 403
2014		1,613
2015	1,613	1,613
2016	1,613	1,613
2017	913	913
2018	213	213
Thereafter	744	744
Net	$ 5,499	$ 6,709	$ 8,321